                     AMENDED SERIES A CERTIFICATE OF DESIGNATION
                                          OF
                                  JUNDT FUNDS, INC.


    The undersigned duly elected Secretary of Jundt Funds, Inc., a Minnesota corporation (the "Corporation"), hereby certifies that the resolutions amending the Corporation's Certificate of Designation hereinafter set forth were adopted in accordance with the applicable provisions of Chapter 302A of the Minnesota Statutes.

         BE IT RESOLVED, that the Corporation's previously designated Series A, Class A Common Shares be, and said Series A, Class A Common Shares hereby are, renamed Series A, Class I Common Shares; and

         BE IT FURTHER RESOLVED, that the Corporation's previously designated Series A, Class D Common Shares be, and said Series A, Class D Common Shares hereby are, renamed Series A, Class A Common Shares; and

         BE IT FURTHER RESOLVED, that, except for the renaming of the Corporation's Series A, Class A Common Shares and Series A, Class D Common Shares as aforesaid, the rights and preferences of said Common Shares shall remain unchanged and unaffected; and

         BE IT FURTHER RESOLVED, that, at the effective time of an Amended Series A Certificate of Designation incorporating the foregoing corporate resolutions, as required by Chapter 302A of the Minnesota Statutes (the "Amended Series A Certificate of Designation"), each issued and outstanding Series A, Class A Common Share shall be automatically renamed a Series A, Class I Common Share, and each issued and outstanding Series A, Class D Common Share shall be automatically renamed a Series A, Class A Common Share.

    This Amended Series A Certificate of Designation shall become effective on April 22, 1997.

    IN WITNESS WHEREOF, the undersigned Secretary of the Corporation has executed this Amended Certificate of Designation on behalf of the Corporation on April 14, 1997.


                                  -----------------------------------
                                  James E. Nicholson, Secretary

                     AMENDED SERIES B CERTIFICATE OF DESIGNATION
                                          OF
                                  JUNDT FUNDS, INC.


    The undersigned duly elected Secretary of Jundt Funds, Inc., a Minnesota corporation (the "Corporation"), hereby certifies that the resolutions amending the Corporation's Certificate of Designation hereinafter set forth were adopted in accordance with the applicable provisions of Chapter 302A of the Minnesota Statutes.

         BE IT RESOLVED, that the Corporation's previously designated Series B, Class A Common Shares be, and said Series B, Class A Common Shares hereby are, renamed Series B, Class I Common Shares; and

         BE IT FURTHER RESOLVED, that the Corporation's previously designated Series B, Class D Common Shares be, and said Series B, Class D Common Shares hereby are, renamed Series B, Class A Common Shares; and

         BE IT FURTHER RESOLVED, that, except for the renaming of the Corporation's Series B, Class A Common Shares and Series B, Class D Common Shares as aforesaid, the rights and preferences of said Common Shares shall remain unchanged and unaffected; and

         BE IT FURTHER RESOLVED, that, at the effective time of an Amended Series B Certificate of Designation incorporating the foregoing corporate resolutions, as required by Chapter 302A of the Minnesota Statutes (the "Amended Series B Certificate of Designation"), each issued and outstanding Series B, Class A Common Share shall be automatically renamed a Series B, Class I Common Share, and each issued and outstanding Series B, Class D Common Share shall be automatically renamed a Series B, Class A Common Share.

    This Amended Series B Certificate of Designation shall become effective on April 22, 1997.

    IN WITNESS WHEREOF, the undersigned Secretary of the Corporation has executed this Amended Certificate of Designation on behalf of the Corporation on April 14, 1997.


                                  -----------------------------------
                                  James E. Nicholson, Secretary